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                                                            Exhibit: 10.4(B)FD

                               FUNDEX GAMES, LTD.
                             1996 STOCK OPTION PLAN
                                       FOR
                             NON-EMPLOYEE DIRECTORS
                       NONSTATUTORY STOCK OPTION AGREEMENT

       FUNDEX GAMES, LTD., a Nevada corporation (the "COMPANY"), hereby grants to Sheldon Drobny (the "OPTIONEE") an option to purchase a total of Two Thousand (2,000) shares of Common Stock (the "SHARES") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1996 Stock Option Plan (the "PLAN") applicable to nonstatutory stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

       1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is NOT intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), or to otherwise qualify for any special tax benefits to the Optionee.

       2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of October 24, 1997 ("OPTION GRANT DATE"), and it may not be exercised later than October 3, 2006.

       3. OPTION EXERCISE PRICE. The Option exercise price is $4.00 per Share, which price is not less than 85% of the fair market value thereof on the date this Option was granted.

       4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

              (a) RIGHT TO EXERCISE. This Option shall vest and be exercisable on the first anniversary of the Option Grant Date.

              (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, and/or as required under applicable law. This Option may not be exercised for a fraction of a Share.

              (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.
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              (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8
       (d) (i) of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

       5. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

              (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

              (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

       6. TERMINATION OF STATUS AS DIRECTOR. This option shall terminate prior to the expiration of its term as follows:

              (a) One (1) year after you cease to be a Non-Employee Director (as defined in the Plan) of the Company for any reason other than Termination For Cause. In the event you become disabled or die while you are, or within one (1) year after you cease to be, a NonEmployee Director of the Company, you or your estate or your personal representative may exercise the option prior to the time such option terminates as provided in the preceding sentence.

              (b) If you cease to be Non-Employee Director for cause, as determined by the Company's Board of Directors in its sole discretion, you shall cease to have any right to exercise any option upon such termination.

       7. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a "divorce" within the meaning of Section 1041(a) of the Code, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       8. CONTINUATION AS DIRECTOR. Neither this Option, the Plan nor any Option granted thereunder shall confer upon the Optionee any right whatsoever to continue as Director of the Company or any of its Subsidiaries for any period of time, or at any particular rate of compensation.

       9. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration or other amounts payable to the Optionee any taxes
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required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option.

       10. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

       11. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                        FUNDEX GAMES, LTD., a Nevada corporation

       Date:                            By:

                                            Title:

       The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to and agrees to be bound by all of the terms and provisions of the Plan and of this Agreement.

       Date:
                                        Signature of Optionee

                                        Address

                                        City       State       Zip Code

       THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.